Fair Value Measurement	12 Months Ended
Jun. 30, 2019
Fair Value, Adjustment Disclosure [Abstract]
Note 15 - Fair Value Measurement

The Company has elected to measure its preferred stock using the fair value method. The fair value of the preferred stock is the estimated amount that would be paid to redeem the liability in an orderly transaction between market participants at the measurement date. The Company calculates the fair value of the Series B Preferred stock using a lattice model that takes into consideration the future redemption value on the instrument, which is tied to the Company’s stock price.

These valuations are considered to be Level 3 fair value measurements as the significant inputs are unobservable and require significant management judgment or estimation. Considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the Company’s estimates are not necessarily indicative of the amounts that the Company, or holders of the instruments, could realize in a current market exchange. Significant assumptions used in the fair value models include: the estimates of the redemption dates; credit spreads; dividend payments; and the market price of the Company’s common stock. The use of different assumptions and/or estimation methodologies could have a material effect on the estimated fair values.

The table below sets forth a reconciliation of the Company’s beginning and ending Level 3 preferred stock liability balance for the period from October 5, 2018 (date of issuance of preferred stock and warrants) to June 30, 2019.

Series B 5% convertible preferred stock liability	2019
Balance, beginning of year	$—
Issuance of preferred stock at fair value	1,116,000
Issuance of preferred stock by exercise of 1,275 warrants	2,895,000
Conversion of preferred stock to common stock	(3,068,000)
Change in fair value of preferred stock due to modification of terms	(357,000)
Issuance of 100 shares valued at $535.12 per share Series B Preferred Stock per May 2019 Modification	54,000
Contingent consideration	214,000
5% accrued dividend (1)	25,000
Balance, end of year	$879,000

(1)	The 5% accrued dividend is reported in interest expense—preferred stock.

The total dividends of approximately $42,000 are treated as interest expense – preferred stock during the period from October 5, 2018 (date of issuance of preferred stock and warrants) to June 30, 2019. The approximately $17,000 of the Series B preferred stock dividends was paid by issuance of Series B preferred stocks, so the remaining accrued dividends of $25,000 was recorded under Preferred stock liability as of June 30, 2019 and was paid by issuance of Series B preferred stocks subsequent to the balance sheet date.